Exhibit 10.1

AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 6, dated as of December 18, 2019 (this “Amendment”), among IQVIA Inc. (formerly known as Quintiles IMS Incorporated), a Delaware corporation (the “Parent Borrower”), IQVIA Holdings Inc., a Delaware corporation (“Holdings”), the other guarantors party hereto, Bank of America, N.A., as administrative agent and as collateral agent (in such capacity, the “Administrative Agent”), the Term B-1 Dollar Lenders party hereto, the Term B-2 Dollar Lenders party hereto and the Replacement Lender (as defined below).

W I T N E S S E T H:

WHEREAS, the Parent Borrower, the Administrative Agent, the lenders from time to time party thereto (the “Lenders”) and the other parties thereto have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended hereby, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.01 of the Existing Credit Agreement and on the terms and conditions set forth herein, (i) each Lender executing the addendum attached as Annex A hereto (the “Lender Addendum”) as a Term B-1 Dollar Lender (collectively, the “Consenting Term B-1 Dollar Lenders”) has agreed to reduce the interest rate applicable to all of such Lender’s Term B-1 Dollar Loans in accordance with the terms and subject to the conditions set forth herein and (ii) each Lender executing the Lender Addendum as a Term B-2 Dollar Lender (collectively, the “Consenting Term B-2 Dollar Lenders” and, together with the Consenting Term B-1 Dollar Lenders, the “Consenting Lenders”) has agreed to reduce the interest rate applicable to all of such Lender’s Term B-2 Dollar Loans in accordance with the terms and subject to the conditions set forth herein;

WHEREAS, each Consenting Lender has agreed that upon giving effect to this Amendment, the Loans of such Consenting Lender may be reduced in the sole discretion of the Lead Arrangers, and such reductions shall be effected by the assignments described in Section 14(b) hereof;

WHEREAS, each Term B-1 Dollar Lender that is not a Consenting Term B-1 Dollar Lender (a “Non-Consenting Term B-1 Dollar Lender”) shall be required to assign the entire amount of its Term B-1 Dollar Loans to Bank of America, N.A. (in such capacity, the “Replacement Lender”) at par in accordance with Section 3.07 of the Existing Credit Agreement and, in connection with such assignment, the Replacement Lender shall become a Lender under the Credit Agreement with respect to the Loans so assigned; provided that at the time of such assignment, the Required Facility Lenders under the Term B Facility consisting of Term B-1 Dollar Loans shall have executed Lender Addenda;

WHEREAS, each Term B-2 Dollar Lender that is not a Consenting Term B-2 Dollar Lender (a “Non-Consenting Term B-2 Dollar Lender” and the Non-Consenting Term B-2 Dollar Lenders, together with the Non-Consenting Term B-1 Dollar Lenders, the “Non-Consenting Lenders”) shall be required to assign the entire amount of its Term B-2 Dollar Loans to the Replacement Lender at par in accordance with Section 3.07 of the Existing Credit Agreement and, in connection with such assignment, the Replacement Lender shall become a Lender under the Credit Agreement with respect to the Loans so assigned; provided that at the time of such assignment, the Required Facility Lenders under the Term B Facility consisting of Term B-2 Dollar Loans shall have executed Lender Addenda; and

WHEREAS, BofA Securities, Inc., HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Goldman Sachs Bank USA and Barclays Bank PLC (collectively, the “Lead Arrangers”) shall act as joint lead arrangers and bookrunners with respect to this Amendment;

WHEREAS, PNC Bank, National Association, Fifth Third Bank, Citigroup Global Markets Inc., Mizuho Bank, Ltd., SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., TD Bank, N.A., BNP Paribas, Compass Bank, Royal Bank of Canada, The Huntington National Bank and The Northern Trust Company (collectively, the “Co-Documentation Agents” and, together with the Lead Arrangers, the “Amendment No. 6 Agents”) shall act as co-documentation agents with respect to this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Existing Credit Agreement.

SECTION 2.    Amendments to the Existing Credit Agreement. Pursuant to Section 10.01 of the Existing Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, effective on and as of the Amendment No. 6 Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Annex B hereto.

SECTION 3.    Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 6 Effective Date”) when each of the following conditions shall have been satisfied:

(a)    The Administrative Agent (or its counsel) shall have received (i) counterparts of this Amendment signed by the Parent Borrower, the Guarantors, the Replacement Lender and the Administrative Agent, and (ii) Lender Addenda signed by the Consenting Term B-1 Dollar Lenders and the Consenting Term B-2 Dollar Lenders.

(b)    The Administrative Agent shall have received (x) the legal opinion of Ropes & Gray LLP, counsel to the Loan Parties and (y) the legal opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., North Carolina counsel to the Loan Parties, in each case, dated as of the Amendment No. 6 Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

(c)    The Administrative Agent shall have received (i) copies of each Organization Document for the Parent Borrower and each Guarantor, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Amendment No. 6 Effective Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of the Parent Borrower and each Guarantor executing this Amendment; (iii) resolutions of the Board of Directors or similar governing body of the Parent Borrower and each Guarantor approving and authorizing the execution, delivery and performance of this Amendment and certified as of the Amendment No. 6 Effective Date by its secretary, an assistant secretary or other appropriate Person as being in full force and effect without modification or amendment and (iv) if available, a good standing certificate from the applicable Governmental Authority of the Parent Borrower’s and each Guarantor’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment No. 6 Effective Date.

(d)    The Administrative Agent shall have received, for the account of the Administrative Agent and the Lead Arrangers, all fees payable to the Administrative Agent and the Lead Arrangers, respectively, on the Amendment No. 6 Effective Date and, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 6 Effective Date (or as otherwise reasonably agreed by the Parent Borrower), out-of-pocket expenses required to be paid by the Parent Borrower in connection with this Amendment, including the Attorney Costs of Cahill Gordon & Reindel LLP, in accordance with Section 10.04 of the Existing Credit Agreement.

(e)    The Administrative Agent shall have received an officer’s certificate with respect to the Parent Borrower and the Guarantors in form and substance reasonably satisfactory to the Administrative Agent as to satisfaction of the conditions set forth in clauses (i) and (j) of this Section 3.

(f)    To the extent requested at least three (3) Business Days prior to the Amendment No. 6 Effective Date (or as otherwise reasonably agreed by the Parent Borrower), any requesting Lender shall have received a Note executed by the Parent Borrower in favor of each Term B-1 Dollar Lender and Term B-2 Dollar Lender requesting a Note, if any.

(g)    [Reserved].

(h)    At least three (3) Business Days prior to the Amendment No. 6 Effective Date, the Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations (including a certification regarding beneficial ownership as required by the 31 C.F.R. § 1010.230), including the USA PATRIOT Act, that has been requested in writing at least ten (10) Business Days prior to the Amendment No. 6 Effective Date.

(i)    The representations and warranties of each Loan Party set forth in Article V of the Existing Credit Agreement and in each other Credit Document shall be true and correct in all material respects on and as of the Amendment No. 6 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(j)    Immediately after the Amendment No. 6 Effective Date, no Default or Event of Default shall exist.

SECTION 4.    Representations and Warranties. The Loan Parties party hereto represent and warrant as follows as of the date hereof:

(a)    the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or other organizational action on the part of the Parent Borrower and the Guarantors. The execution, delivery and performance by the Loan Parties party hereto of this Amendment will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) result in the creation of any Lien upon any of the property or assets of such Loan Party or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Existing Credit Agreement), or (iii) violate any applicable Law except with respect to any breach, contravention or violation referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b)    this Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legally valid and binding obligation of each such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing; and

(c)    the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Amendment No. 6 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 5.    Effect on the Credit Agreement and the Credit Documents.

(a)    On and after the Amendment No. 6 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by, and after giving effect to, this Amendment. Each of the Collateral Documents, as specifically amended by this Amendment, and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Credit Documents, in each case, as amended by this Amendment.

(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Credit Document.

(c)    This Amendment shall not constitute a novation of the Existing Credit Agreement or of any other Credit Document.

SECTION 6.    Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a)    impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document prior to the Amendment No. 6 Effective Date, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including, without limitation, the Term B-1 Dollar Loans and the Term B-2 Dollar Loans), whether heretofore or hereafter incurred; or

(b)    requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 7.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8.    Severability. In case any provision in or obligation of this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 9.    Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and permitted assigns.

SECTION 10.    Governing Law; Jurisdiction. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. The provisions of Sections 10.15(b) and (c) and Section 10.16 of the Existing Credit Agreement shall apply to this Amendment, mutatis mutandis.

SECTION 11.    Lender Signatures. Each Lender that executes a counterpart to this Amendment shall be deemed to have irrevocably approved this Amendment (and such approval shall be binding upon Lender’s successors and assigns). Each Lender agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Parent Borrower, the Administrative Agent and the Lead Arrangers.

SECTION 12.    Reaffirmation. The Parent Borrower and each Guarantor hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof on behalf of themselves and each other Loan Party, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its prior grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents which Liens continue in full force and effect after giving effect to this Amendment.

SECTION 13.    Roles. It is agreed that each Lead Arranger shall be deemed a Lead Arranger for all purposes under the Credit Agreement. It is agreed that each Co-Documentation Agent shall be deemed a Co-Documentation Agent for all purposes under the Credit Agreement. Anything herein to the contrary notwithstanding, the Amendment No. 6 Agents shall not have any powers, duties or responsibilities under this Amendment, except in their respective capacities, as applicable, as the Administrative Agent or a Lender hereunder. The Parent Borrower hereby agrees that the expense reimbursement and indemnification provisions set forth in Sections 10.04 and 10.05 of the Credit Agreement apply mutatis mutandis to the activities of the Amendment No. 6 Agents and their respective Affiliates, directors, officers, employees, agents, partners, members, advisors and other representatives of the foregoing in connection with this Amendment.

SECTION 14.    Replacement Lender.

(a)    The Replacement Lender hereby consents to this Amendment. The Administrative Agent hereby (i) consents to this Amendment and consents to the assignment of the then outstanding Loans of each Non-Consenting Lender to the Replacement Lender in accordance with Sections 3.07 and 10.07 of the Credit Agreement and (ii) agrees that no assignment fees specified in Section 10.07(b) shall be required to be paid by the Parent Borrower in connection with such assignment. The Replacement Lender, the Administrative Agent and the Parent Borrower acknowledge and agree that, upon the deemed assignment of any Loans from Non-Consenting Lenders, the Replacement Lender (i) shall become a “Lender” under, and for all purposes, and subject to and bound by the terms, of the Credit Agreement and other Loan Documents with Loans in an amount equal to the aggregate principal amount of all Loans of the Non-Consenting Lenders assigned thereto, (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder. After the assignment of Loans by each Non-Consenting Lender to the Replacement Lender as contemplated above, (i) the Replacement Lender shall hold (x) $62,217,943.27 of Term B-1 Dollar Loans and (y) $78,248,641.74 of Term B-2 Dollar Loans and (ii)(x) the Replacement Lender and the Consenting Term B-1 Dollar Lenders shall together hold all of the Term B-1 Dollar Loans and (y) the Replacement Lender and the Consenting Term B-2 Dollar Lenders shall together hold all of the Term B-2 Dollar Loans.

(b)    The Replacement Lender hereby agrees, and by its execution of a Lender Addendum, each Consenting Lender agrees, that if the Term B-1 Dollar Loans or Term B-2 Dollar Loans of such Consenting Lender immediately prior to the Amendment No. 6 Effective Date exceed the Loans of such Class allocated to such Lender by the Lead Arrangers, Loans of such Class in the amount of such excess shall be assigned by such Lender to the Replacement Lender, at par, upon the Amendment No. 6 Effective Date.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

IQVIA INC.,
as the Parent Borrower

By:	/s/ Andrew Markwick
Name:	Andrew Markwick
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 6]

IQVIA HOLDINGS INC., as a Guarantor

By:	/s/ Eric M. Sherbet
Name:	Eric M. Sherbet
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 6]

APPATURE INC., as a Guarantor
BENEFIT HOLDING, INC., as a Guarantor
DATA NICHE ASSOCIATES, INC., as a Guarantor
IGUARD, INC., as a Guarantor
IMS SOFTWARE SERVICES LTD., as a Guarantor INNOVEX MERGER CORP., as a Guarantor
INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD., as a Guarantor
IQVIA CHINAMETRIK INC., as a Guarantor
IQVIA COMMERCIAL FINANCE INC., as a Guarantor
IQVIA COMMERCIAL TRADING CORP., as a Guarantor IQVIA COMMERCIAL INDIA HOLDINGS CORP., as a Guarantor

IQVIA CSMS US INC., as a Guarantor

IQVIA MEDICAL COMMUNICATIONS & CONSULTING INC., as a Guarantor

IQVIA MEDICAL EDUCATION INC., as a Guarantor

IQVIA PHARMA INC., as a Guarantor

IQVIA PHARMA SERVICES CORP., as a Guarantor

IQVIA RDS ASIA INC., as a Guarantor

IQVIA RDS BT INC., as a Guarantor

IQVIA RDS INC., as a Guarantor
IQVIA TRADING MANAGEMENT INC., as a Guarantor IQVIA TRANSPORTATION SERVICES CORP., as a Guarantor
MED-VANTAGE, INC., as a Guarantor QCARE SITE SERVICES, INC., as a Guarantor
THE AMUNDSEN GROUP, INC., as a Guarantor
VCG&A, INC., as a Guarantor
VCG-BIO, INC., as a Guarantor

By:	/s/ Andrew Markwick
Name:	Andrew Markwick
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 6]

BUZZEOPDMA LLC, as a Guarantor
EA INSTITUTE, L.L.C., as a Guarantor
ENTERPRISE ASSOCIATES L.L.C., as a Guarantor IQVIA BIOSCIENCES HOLDINGS LLC, as a Guarantor IQVIA BIOTECH LLC, as a Guarantor

IQVIA COMMERCIAL SERVICES LLC, as a Guarantor

IQVIA MARKET INTELLIGENCE LLC, as a Guarantor

IQVIA PHASE ONE SERVICES LLC, as a Guarantor

IQVIA RDS LATIN AMERICA LLC, as a Guarantor

IQVIA RDS TRANSFER LLC, as a Guarantor

OUTCOME SCIENCES, LLC, as a Guarantor

RX INDIA, LLC, as a Guarantor
TARGETED MOLECULAR DIAGNOSTICS, LLC, as a Guarantor
VALUEMEDICS RESEARCH, LLC, as a Guarantor

By:	/s/ Andrew Markwick
Name:	Andrew Markwick
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 6]

SPARTAN LEASING CORPORATION, as a Guarantor

By:	/s/ Andrew Markwick
Name:	Andrew Markwick
Title:	Executive Vice President and Treasurer

[Signature Page to Amendment No. 6]

IQVIA GOVERNMENT SOLUTIONS INC., as a Guarantor

By:	/s/ Andrew Markwick
Name:	Andrew Markwick
Title:	Treasurer

[Signature Page to Amendment No. 6]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kevin L. Ahart
Name:	Kevin L. Ahart
Title:	Vice President

[Signature Page to Amendment No. 6]

Consented to by:

BANK OF AMERICA, N.A., as Replacement Lender

By:	/s/ Darren Merten
Name:	Darren Merten
Title:	Vice President

[Signature Page to Amendment No. 6]

ANNEX A

LENDER ADDENDUM1

By executing this signature page:

Effective Date Settlement Option

(i)    as a Consenting Term B-1 Dollar Lender, the undersigned institution unconditionally and irrevocably (x) agrees, with respect to all outstanding Term B-1 Dollar Loans held by such Lender as of the Consent Effective Date (as defined below), to the terms of Amendment No. 6 to the Fourth Amended & Restated Credit Agreement (the “Amendment”) and (y) agrees that upon giving effect to the Amendment, the Term B-1 Dollar Loans of such Lender may be reduced in the sole discretion of the Lead Arrangers, and such reductions shall be effected by the assignments described in Section 14(b) of the Amendment; and/or

(ii)    as Consenting Term B-2 Dollar Lender, the undersigned institution unconditionally and irrevocably (x) agrees, with respect to all outstanding Term B-2 Dollar Loans held by such Lender as of the Consent Effective Date, to the terms of the Amendment and (y) agrees that upon giving effect to the Amendment, the Term B-2 Dollar Loans of such Lender may be reduced in the sole discretion of the Lead Arrangers, and such reductions shall be effected by the assignments described in Section 14(b) of the Amendment.

Post-Effective Date Settlement Option

(i)    as a Consenting Term B-1 Dollar Lender, the undersigned institution unconditionally and irrevocably (x) agrees, with respect to all outstanding Term B-1 Dollar Loans held by such Lender as of the Consent Effective Date, to the terms of the Amendment and (y) agrees that the entire amount of such Lender’s outstanding Term B-1 Dollar Loans will be assigned to the Replacement Lender at par on the Amendment No. 6 Effective Date (it being understood that no Assignment and Assumption shall be required to be executed by such Lender to effect such assignment) and following the Amendment No. 6 Effective Date, such Lender (or its designated Affiliate, if agreed by the Replacement Lender) shall purchase by assignment Term B-1 Dollar Loans in an equal principal amount as its existing Term B-1 Dollar Loans or such lesser amount allocated to such Lender by the Lead Arrangers; and/or

(ii)    as a Consenting Term B-2 Dollar Lender, the undersigned institution unconditionally and irrevocably (x) agrees, with respect to all outstanding Term B-2 Dollar Loans held by such Lender as of the Consent Effective Date, to the terms of the Amendment and (y) agrees that the entire amount of such Lender’s outstanding Term B-2 Dollar Loans will be assigned to the Replacement Lender at par on the Amendment No. 6 Effective Date (it being understood that no Assignment and Assumption shall be required to be executed by such Lender to effect such assignment) and following the Amendment No. 6 Effective Date, such Lender (or its designated Affiliate, if agreed by the Replacement Lender) shall purchase by assignment Term B-2 Dollar Loans in an equal principal amount as its existing Term B-2 Dollar Loans or such lesser amount allocated to such Lender by the Lead Arrangers.

[1]	All capitalized terms used but not defined in this Lender Addendum shall have the meaning set forth in Amendment No. 6 to the Fourth Amended and Restated Credit Agreement (the “Amendment”).

The date on which a Lender or Additional Lender executes this signature page is referred to as the “Consent Effective Date” with respect to such Lender or Additional Lender.

Name of Lender:

Executing as a

Effective Date Settlement Option

☐	Consenting Term B-1 Dollar Lender

☐	Consenting Term B-2 Dollar Lender

(please check all that apply)

by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title:

Post-Effective Date Settlement Option

☐	Consenting Term B-1 Dollar Lender

☐	Consenting Term B-2 Dollar Lender

(please check all that apply)

by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title:

Lender signature pages on file with the Administrative Agent.

ANNEX B

CREDIT AGREEMENT

(CONFORMED THROUGH AMENDMENT NO. 6)

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of September 18, 2017.

“Amendment No. 2 Effective Date” means September 18, 2017, the date of effectiveness of Amendment No. 2.

“Amendment No. 3” means Amendment No. 3 to the Third Amended and Restated Credit Agreement dated as of October 3, 2016.

“Amendment No. 3 Effective Date” means April 6, 2018.

“Amendment No. 4” means Amendment No. 4 to this Agreement, dated as of June 11, 2018.

“Annual Financial Statements” means the (i) audited consolidated balance sheets of IMS Health Holdings as of December 31, 2013 and 2012, and the related consolidated statements of income, statements of stockholders’ equity and cash flows for IMS Health Holdings for the fiscal years then ended and (ii) the audited consolidated balance sheets of the Parent Borrower as of December 31, 2012 and 2011, and the related consolidated statements of income, statements of stockholders’ equity and cash flows for the Parent Borrower for the fiscal years then ended.

“Applicable Discount” has the meaning specified in Section 2.05(a)(v)(C)(2).

“Applicable Disposition Percentage” means, on any date, (a) 100% if the Senior Secured First Lien Net Leverage Ratio as of the last day of the most recent Test Period is greater than 2.00 to 1.00 and (b) 50% if the Senior Secured First Lien Net Leverage Ratio as of the last day of the most recent Test Period is equal to or less than 2.00 to 1.00.

“Applicable ECF Percentage” means, for any fiscal year, (a) 50% if the Senior Secured First Lien Net Leverage Ratio as of the last day of such fiscal year is greater than 3.50 to 1.00, (b) 25% if the Senior Secured First Lien Net Leverage Ratio as of the last day of such fiscal year is less than or equal to 3.50 to 1.00 and greater than 3.00 to 1.00 and (c) 0% if the Senior Secured First Lien Net Leverage Ratio as of the last day of such fiscal year is less than or equal to 3.00 to 1.00.

“Applicable Indebtedness” has the meaning specified in the definition of “Weighted Average Life to Maturity.”

“Applicable Rate” means a percentage per annum equal to:

(a)    with respect to Term B-1 Dollar Loans ~~and~~, Term B-2 Dollar Loans~~, (x) for Eurocurrency Rate Loans, 2.00% and (y) for Base Rate Loans, 1.00%;~~

~~(b)~~ and ~~with respect to~~ Term B-3 Dollar Loans, (x) for Eurocurrency Rate Loans, 1.75% and (y) for Base Rate Loans, 0.75%;

(b)     ~~(c)~~ with respect to Term B-1 Euro Loans and Term B-2 Euro Loans, 2.00%;

(c)    ~~(d)~~ with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Term A Loans, (i) from the Extension Effective Date until the first Business Day following delivery of the Compliance Certificate for the first fiscal quarter ending after the Extension Effective Date pursuant to Section 6.02(a), (A) for Eurocurrency Rate Loans, 1.75%, (B) for Base Rate Loans, 0.75%, and (C) for unused commitment fees payable pursuant to Section 2.09(a), 0.30%, and (ii) thereafter, the following percentages per annum, based upon the Total Net Leverage Ratio as specified in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

“Euro Unit” means the currency unit of the Euro.

“Eurocurrency Rate” means:

(a)     with respect to any Eurocurrency Rate Loan denominated in Dollars or a Foreign Currency, the rate per annum equal to the offered rate administered by the ICE Benchmark Administration Limited or such other rate per annum as is widely recognized as the successor thereto if the ICE Benchmark Administration Limited is no longer making a London Interbank Offer Rate available (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b)     for any rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to: LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;

provided that (i) ~~the Eurocurrency Rate with respect to the Term B-1 Dollar Loans that bear interest at a rate based on clause (a) of this definition will be deemed to be not less than 0.75% per annum, (ii)~~ if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement and (~~iii~~ii) to the extent the Eurocurrency Rate set forth in clause (a) or (b) above is not available, the Eurocurrency Rate shall be a comparable or successor rate reasonably determined by the Administrative Agent in consultation with the Parent Borrower.

“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurocurrency Rate.”

“Euros” means the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Event of Default” has the meaning specified in Section 8.01.

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a)    the sum, without duplication, of:

(i)    Consolidated Net Income of the Parent Borrower for such period;

(ii)    an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, but excluding any such non-cash charges representing an accrual or reserve for potential cash items in any future period and excluding amortization of a prepaid cash item that was paid in a prior period;

(iii)    decreases in Consolidated Working Capital for such period; provided that (x) any such decreases arising from dispositions by the Parent Borrower and its Restricted Subsidiaries completed during such period and the effect of reclassification during such period of current assets to long-term assets and current liabilities to long-term liabilities shall be excluded and (y) there shall be included with respect to any acquisition during such period an amount (which may be a negative number) by which the Consolidated Working Capital acquired in such acquisition as at the time of such acquisition exceeds (or is less than) Consolidated Working Capital at the end of such period;

(iv)    an amount equal to the aggregate net non-cash loss on dispositions by the Parent Borrower and its Restricted Subsidiaries during such period (other than dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income;